CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
      In connection with the Annual Report of CHS Inc. (the “Company”) on Form 10-K/ A for the fiscal year ended August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Johnson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John D. Johnson

John D. Johnson
President and Chief Executive Officer
August 15, 2005